UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 27, 2009

Date of Report (date of earliest event reported)

Synopsys, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Amendment of 2006 Employee Equity Incentive Plan

On February 27, 2009, at our 2009 Annual Meeting of Stockholders (our “Annual Meeting”), our stockholders approved an amendment to our 2006 Employee Equity Incentive Plan (the “Plan”), which generally (i) increased the number of shares of common stock authorized for issuance under the Plan by an additional 4,000,000 shares, (ii) increased the rate at which the Plan’s share reserve is depleted for certain equity awards, such that the share reserve is reduced by 2.18 shares for each share of common stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award (each as defined in the Plan) granted under Section 7 of the Plan; and (iii) reduced the maximum term of all awards issuable under the Plan to seven years. Such amendment was adopted, subject to stockholder approval, by our Board of Directors in December 2008.

A summary of the material terms of the Plan is set forth in our definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 13, 2009. The summary in the definitive proxy statement and the description of the amendment of the Plan contained herein are qualified in their entirety by reference to the full text of the Plan which is filed as an appendix to the definitive proxy statement.

Item 8.01	Other Events.

At our Annual Meeting, our stockholders also (i) re-elected Aart J. de Geus, Alfred Castino, Chi-Foon Chan, Bruce R. Chizen, Deborah A. Coleman, John Schwarz, Sasson (Sass) Somekh, Roy Vallee and Steven C. Walske, each to serve on our Board of Directors until our next annual meeting of stockholders and until his or her successor is elected and qualified or his or her death, resignation or removal, and (ii) ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.35	2006 Employee Equity Incentive Plan, as amended (1)

(1)                                  Incorporated by reference from Appendix A to Synopsys, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: March 4, 2009	By:	/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.35	2006 Employee Equity Incentive Plan, as amended (1)

(1)                                  Incorporated by reference from Appendix A to Synopsys, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 13, 2009.